Acquisitions and disposals	12 Months Ended
Jun. 30, 2020
Acquisitions and Disposals [Abstract]
Acquisitions and disposals

4.	Acquisitions and disposals

Agricultural business

(a)	Sale and purchase of Farmlands

Acquisition of Serra Grande Farmland

On May 18, 2020, the Group through its subsidiary BrasilAgro purchased a farm in Baixa Grande do Ribeiro, Piauí of 4,500 hectares (of which 2,900 can be developed for crop production). The amount of the acquisition was set at BRL 25 million (equivalent ARS 316 million), with an initial payment of BRL 8 million (equivalent ARS 101 million). The balance will be cancelled in three annual installments.

Sale of Alto Taquari Farmland

On May 29, 2020, the Group through its subsidiary BrasilAgro has entered into a purchase-sale agreement for an area of 105 hectares of Alto Taquari farm. The total amount of the sale was 115,478 soybean bags per arable hectare equivalent BRL 11 million (equivalent ARS 139 million). The buyer made the initial payment of BRL 1,8 million (equivalent ARS 22 million). The remaining balance will be paid in five annual installments. The Company has recognized gains of BRL 8 million (equivalent ARS 100 million) as result of this transaction.

On October 29, 2019, the Group through its subsidiary BrasilAgro has entered into a purchase-sale agreement for an area of 85 hectares (65 are production hectares) of Alto Taquari farm, a rural property located in the municipality of Alto Taquari, for a total amount of BRL 5.5 (equivalent ARS 94 million). The same date, the buyer made the initial payment of 14,300 soybean bags per arable hectare equivalent BRL 1 million (equivalent ARS 18 million). The remaining balance will be paid in four annual installments. The Company has recognized gains of BRL 4 million (equivalent ARS 68 million) as result of this transaction.

On November 21, 2018, the Group through its subsidiary BrasilAgro has entered into a purchase-sale agreement for an area of 103 hectares of Alto Taquari farm. The total amount of the sale was 1,100 soybean bags per arable hectare equivalent to R$ 7 (equivalent to Ps. 114). The buyer made the initial payment of 22,656 soybeans bags equivalent to equivalent to R$ 1.5 (equivalent to Ps. 17); and the remaining balance will be paid in eight biannual installments. The Company has recognized gains of R$ 5 (equivalent to Ps. 91) as result of this transaction.

Jatobá

On June 30, 2020, the Group through its subsidiary BrasilAgro has entered into a purchase-sale agreement for an area of 1,875 hectares (1,500 are production hectares) of Jatobá farm. The total amount of BRL 45 million (equivalent ARS 567 million), of which BRL 5 million (equivalent ARS 63 million) were already collected. The remaining balance will be paid in six annual installments. The Company has recognized gains of BRL 32.8 million (equivalent ARS 413 million) as result of this transaction.

On July 11, 2019, the Group through its subsidiary BrasilAgro has entered into a purchase-sale agreement for an area of 1,134 hectares (893 are production hectares) of Jatobá Farmland, a rural property located in the municipality of Jaborandi – BA. The total amount of sale was 302 soybean bags per arable hectare equivalent or BRL 23 million (equivalent ARS 394 million). The buyer, on September 2, 2019 made the initial payment of 38,000 soybean bags per arable hectare equivalent BRL 3 million (equivalent ARS 45 million). The remaining balance will be paid in six annual installments. Handover of possession and gains as result of this transaction has recognized on September 30, 2019, approximately, BRL 17 million (equivalent ARS 272 million).

On June 2019, the Group through its subsidiary BrasilAgro has entered into a purchase-sale agreement for an area of 3,124 hectares of Jatobá Farm. The total amount of the sale was 285 soybean bags per arable hectare or R$ 47 (equivalent to Ps. 776). The buyer already made an initial payment of R$ 5 (equivalent to Ps. 83) and on July 31, 2019 had pay R$ 5 (equivalent to Ps. 83) more; and the remaining balance, equivalent to 563,844 soybeans bags, will be paid in six equal annual installments. This sale was accounted on June 30, 2019, the gain of this transaction amount R$ 36.5 (equivalent to Ps. 573).

On June 13, 2018, the Group, through its subsidiary BrasilAgro, entered into a sales agreement for a total area of 9,784 hectares (7,485 are production hectares) of the Jatobá Establishment, a rural property located in the Municipality of Jaborandi . On July 31, 2018, the buyer made the payment of the first installment of 300,000 bags of soybeans, equivalent to an amount of R$ 21 (equivalent to Ps. 223) according to the conditions set in the agreement, obtaining the transfer of the possession and thus recognizing the disposal of the farmland , for the value of 285 bags per useful hectare, equivalent R$ 123 (equivalent to $ 1,309).. The remaining balance will be paid in six annual installments. The group did not recognize the result of this operation since almost all of the hectares sold corresponded to the Investment Property, and therefore were valued at fair value.

La Suiza

On June 29, 2018 Cresud signed a deed with a non-related third party for the sale of a fraction of 10,000 hectares of livestock activity of “La Suiza”. The total amount of the transaction was set at US$ 10, of which US$ 3 have been already paid. The remaining balance of US$ 7, guaranteed by a mortgage on the property, will be collected in 10 installments of the same amount ending on June 2023, which will accrue an annual interest of 4.5% on the remaining balances. The gain of the transaction amounts approximately to Ps. 380.

La Esmeralda

On July 20, 2017, we executed a purchase-sale agreement for all of “La Esmeralda” establishment consisting of 9,352 hectares devoted to agricultural and cattle raising activities in the 9 de Julio district, Province of Santa Fe, Argentina. On June 25, 2018, the Company has made effective with the sign of the deed and delivery of the property, the sale of “La Esmeralda” farm. The amount of the transaction was set at US$ 19, of which US$ 7 have been already paid. The balance, guaranteed with a mortgage on the property, will be collected in 4 installments of the same amount ending in April 2022, which will accrue an annual interest of 4% on the remaining balances. The gain from the sale amounts approximately to Ps. 686.

Araucária

On May 3, 2018, the Company through its subsidiary Brasilagro, has entered into a purchase-sale agreement for the partial sale 956 hectares (660 arable hectares) of Araucaria Farm, located in Mineiros, Brazil, for an amount of 1,208 soybean bags per arable hectare or Rs. 66.2 (equal to Ps. 639.2) (Rs./ha. 93,356). The company has recognized gains of Ps. 590 as result of this transaction.

(b)	Merger of BrasilAgro-Agrifirma, Purchase and Sale of BrasilAgro Shares

Sale of BrasilAgro’s shares

On January 20, 2020, the Company sold in the market 3,400,000 shares of its subsidiary BrasilAgro representatives of 6.30% of the share capital for an amount of USD 15.6 million (equivalent ARS 962 million).

Agrifirma

On January 27, 2020, and in accordance with the terms and conditions established in the Merger Agreement signed on November 22, 2019, Agrifirma Holding was merged by BrasilAgro and extinguished for all legal purposes, becoming BrasilAgro the controlling shareholder of Agrifirma Agropecuária owning 100% of the total voting share capital. The capital of BrasilAgro increased by BRL 115,586,580 from BRL 584,224,000 to BRL 699,810,577, through the issuance of 5,215,385 new common, registered, book-entry shares with no par value, which were subscribed and paid-up by the shareholders of Agrifirma Holding, in such manner that the share capital of BrasilAgro increased to 62,104,201 shares.

A subscription warrant was also issued in favor of AB Holdings, a shareholder of Agrifirma Holding, which will entitle AB Holding (or its permitted successors and assigns) to subscribe up to 654,487 new ordinary shares, registered with no par value of BrasilAgro, subject to the terms and conditions established in the Merger Agreement.

The merger was made upon exchange of shares and the initial exchange rate was BRL 31.50 per share of BrasilAgro based on the net worth of BrasilAgro and Agrifirma Holding, as of June 30, 2019 (taken into consideration, especially, the properties owned by BrasilAgro and Agrifirma Holding) as per the appraisal made by Deloitte Touche Tohmatsu Consultores Ltda., adjusted in view of the negotiations between the parties, in accordance with the Merger Agreement.

Below is a breakdown of the fair value of the assets acquired, liabilities assumed and minority interest of the acquisiton:

03.31 20
Fair value of identifiable assets and assumed liabilities:
Cash and cash equivalents	16
Trade and other receivables	387
Inventories	22
Biological assets	74
Taxes and contributions to recover	45
Group of assets held for sale	362
Property, plant and equipment	3,365
Trade and other payables	(297)
Borrowings	(1,884)
Taxes to pay	(9)
Payroll and social security liabilities	(43)
Provisions	(1)
Deferred income tax liabilities	(423)
Total identifiable net assets	1,614
Non-controlling interest	-
Key pending allocation	63
Total consideration	1,677

Acquisition of Brasilagro’s shares

On March 30, 2020, Cresud purchased in the market 19,100 ordinary shares of its subsidiary BrasilAgro, representing 0.03% of its issued capital, for an amount of ARS 6 million.

As a result of the above-mentioned sale and purchase of shares and the merger with Agrifirma, the Company reduced its equity interest in BrasilAgro from 43.17% to 33.55% of its issued capital.

On June 29, 2020, Cresud made a contribution in kind to the 100% its controlled subsidiary Helmir S.A. It corresponds to 18,576,400 ADRs of BrasilAgro Comphania de Propriedades Agrícolas, in which the Company currently participates as a shareholder. The total value was USD 69.7 million (equivalent to ARS 4,892 million). At the end of the fiscal year, the Cresud percentage, the percentage of direct ownership is 2.25% and the percentage of indirect ownership through Helmir is 31.30%. In this way, Cresud will continue to control BrasilAgro indirectly through its control of Helmir S.A.

Although Cresud maintains less than 50% of the voting rights, in accordance with IFRS, control may exist without a majority of voting rights.

Cresud exercises “de facto control” over BrasilAgro as a result of:

i)	the percentage and concentration of voting rights of the Group and the absence of other shareholders with significant voting rights,
ii)	the absence of a voting agreement among the other shareholders to vote together as a group,
iii)	the record of attendance to Shareholders’ Meetings and the record of votes casted by the other shareholders; and
iv)	the effective control exercised by the Group to direct Brasilagro’s relevant activities through its seat in the Board of Directors. See Note 7 for further information regarding to Brasilagro.

Therefore, Cresud will continue to consolidate BrasilAgro in its financial statements, after the business combination with Agrifirma.

Urban properties and investments business

Operations Center in Argentina

(b)	Distribution of a dividend in kind

On October 30, 2019, the General Ordinary Shareholders´ Meeting approved the distribution of a dividend in kind for an equivalent of Ps. 480 (representing Ps. 0.83 per share and equivalent of Ps. 589 at current currency as of June 30, 2020) payable in IRSA CP shares. For distribution, the quoted price of the IRSA CP share was taken as of October 29, 2019, which was Ps. 205 per share. The number of shares distributed amounts to 2,341,463. This transaction was accounted for in equity as a decrease in the net equity attributable to the parent company for an amount of Ps.504, restated as of the date of these financial statements. The stake of the Group in IRSA CP as at year-end is 80.65%.

On October 29, 2018 a General Ordinary and Extraordinary Shareholder’s meeting was held, whereby the distribution of a dividend in kind for an equivalent of Ps. 1,827 payable in shares of IRSA CP S.A. was resolved (representing Ps 2.44 per share and equivalent of Ps. 2,610 at current currency as of June 30, 2020). For the distribution, the value of IRSA CP share was taken as of October 26, 2018, which was Ps. 220 per share. The number of shares distributed amounted to 6,418,182. This transaction was accounted for as an equity transaction generating a decrease in the net equity attributable to the parent for Ps. 1,534, restated as of the date of these financial statements.

(c)	Sale of IRSA CP floors

On June 9, 2020, IRSA CP executed the assignment and transfer the right to sign a title deed, with delivery of possession, with respect to two medium-height floors in the tower under construction known as “200 Della Paolera”, located in the Catalinas district of the Autonomous City of Buenos Aires, covering a total area of approximately 2,430 sq. meters and 16 parking lots, located in the building.

The transaction price was set at approximately Ps. 1,165 million (USD 16.9 million), which has already been fully paid.

(d)	Condor Merger Agreement

On July 19, 2019, Condor executed a merger agreement. As per the contractual terms, each common share of Condor, with a par value of USD 0.01 per share, shall be cancelled prior to the merger and converted into the right to receive an amount in cash equivalent of USD 11.10 per common share. Additionally, pursuant to the terms and conditions of the merger agreement, each convertible Class E share shall be automatically cancelled and shall be converted into the right to receive an amount in cash equivalent of USD 10.00 per share.

The closing of the transaction, scheduled for March 23, 2020, has not yet taken place.

Condor is currently discussing with NexPoint Hospitality Trust the potential amendments to restructure the previously reported acquisition by merger of the company. No assurances may be given with respect to the outcome of such discussions. The Company will continue to review the options and reserves all its rights and remedies under the original merger agreement.

As of the date of presentation of these financial statements, the Group has 2,197,023 common shares and 325,752 Series E shares.

(e)	TGLT – Recapitalization Agreement

On August 8, 2019, we entered into certain arrangements with TGLT S.A. (“TGLT”) providing for collaboration in TGLT’s financial restructuring and recapitalization. We participated in the recapitalization agreement whereby TGLT committed: (i) to make a public offer to subscribe Class A preferred shares at a subscription price of USD 1.00 per TGLT share; (ii) to make a public offering of new Class B preferred shares which may be subscribed by (a) the exchange for ordinary shares of TGLT, at an exchange ratio of one Class B preferred share for every 6.94 ordinary shares of the Company and / or (b) the exchange for convertible notes, at an exchange ratio of a Class B preferred share for each USD 1.00 of convertible notes (including accumulated and unpaid interests under the existing convertible notes); and (iii) to grant an option to subscribe new Class C preferred shares in a public offer for cash to be carried out if: (a) the public offer of Class A and Class B preferred shares are consummated and (b) a minimum number of option holders have exercised that option at a subscription price per Class C preferred share of USD 1.00 (or its equivalent in pesos).

Likewise, IRSA CP signed as a holder of convertible notes of TGLT an agreement for deferment of payment of interest payable as of February 15, 2019 and August 15, 2019 until November 8, 2019 and an option agreement which may be subscribed Class C preferred shares.

Finally, supporting the recapitalization plan, IRSA CP signed with TGLT a subscription commitment for Class A preferred shares under Class A Public Offer to make a contribution in kind of shares of the company La Maltería SA, 100% of its ownership, for an amount up to USD 24 million and promised to exchange its convertible negotiable obligations into preferred Class B shares.

In turn, on November 22, 2019, TGLT held a bondholders of convertible negotiable obligations meeting in order to consider the modification of different clauses of the indenture in force at that date, and in line with what was agreed in the recapitalization agreement , IRSA CP voted in favor of the modifications.

Under the agreements described above, the successful consummation of the offer by TGLT, and having reached the thresholds of consent of the holders of convertible notes of TGLT, on December 11, 2019, the Company concluded the envisaged process in the recapitalization agreement and related documents through the subscription of preferred Class A shares, integrating them in kind through the contribution of the shares of the company La Maltería SA, 100% of their ownership and, likewise, proceeded to the exchange of the convertible note - including deferred interest and accrued interest from August 15, 2019 to December 11, 2019 - in preferred Class B shares.

During the fiscal year 2020, preferred shares were converted into ordinary shares, which is why IRSA CP begin to have significant influence, considering TGLT S.A. as an associate company.

(f)	Sale of Tarshop

On February 14, 2019, IRSA CP sold its entire stake in Tarshop to BHSA. Following this acquisition, BHSA became the holder of 100% of the capital stock of said company.

The loss recognized for this transaction was approximately Ps. 177, restated as of the date of these financial statements.

(g)	Purchase of equity interest in HASAU (owner of Libertador Hotel)

On February 28, 2019, the Group reported the acquisition, from an unrelated third party, of the twenty percent (20%) of HASAU for an amount of US$ 1.2. As a result of this acquisition, IRSA holds 100% of HASAU’s share capital. This transaction was accounted for as an equity transaction generating a decrease in the net equity attributable to the controlling shareholders by Ps. 3 restated at the date of these financial statements.

Operations Center in Israel

(h)	Partial sale of Clal

Sales and Swap transactions

On May 1, 2017, August 30, 2017, January 1, 2018, May 3, 2018, August 30, 2018, and January 2, 2019, continuing with the instructions given by the Israel Capital Market, Insurance and Savings Commission, IDBD sold 5% of its stake in Clal on each occasion and 4.5% on the last one respectively, with a subsequent swap transaction with a 2- year expiration term for each transaction. The consideration for the transactions amounted to approximately NIS 944.5, which is partially restricted according to these agreements until the swap expires. These transactions did not meet the de-recognition criteria so the Group maintains the asset as “Financial assets available for sale” and accounted for the loans as a financial liability.

On December 16, 2019, Clal made a public capital increase for 12,066,000 shares at a price of NIS 53.87 per share. IDBD did not take part in such transaction.

Additionally, on that date, IDBD sold 200,000 Clal shares at a price of NIS 53.95 per share, representing 0.3% of the new capital stock.

On December 18, 2019, IDBD sold 617,017 Clal shares at an average price of NIS 53.77 per share, representing 0.9% of the issued capital stock.

Furthermore, a swap transaction carried out by IDBD involving 2,771,309 shares expired in December 2019. The closing price was NIS 52.25 per share.

A swap transaction involving 751,000 shares expired within the January-March 2020 period. The closing price was NIS 45.09 per share.

Other sales agreements

On May 2, 2019, continuing with the instructions given by the Israel Capital Market, Insurance and Savings Commission, IDBD entered into sales agreements with two unrelated parties (the “Buyers”), according to which each of the Buyers will acquire Clal shares representing 4.99% of its share capital at a cash price of NIS 47.7 per share (approximately Ps. 602 per share). In addition, they were granted an option to acquire additional Clal shares for approximately 3% of the issued capital, for a period of 120 days (subject to obtaining a holding permit) at a price of NIS 50 per share.

Additionally on the same day, IDBD also entered into an agreement with a third unrelated buyer (the “Additional Buyer”), according to which the Additional Buyer will receive an option from IDBD, valid for a period of 50 days, to acquire approximately 4.99% of Clal shares (and not less than 3%), at a price of NIS 47.7 per share (approximately Ps. 602 per share). Subject to the exercise of the option by the Additional Buyer, the price will be paid 10% in cash and the rest through a loan that will be provided to the Additional Buyer by IDBD and / or by a related entity and / or by a banking corporation and / or financial institution, under the agreed conditions.

The aforementioned agreements include, among others, a commitment by the Buyers and the Additional Buyer to not sell the shares acquired during an agreed period of 24 months. It is clarified that each of the Buyers and the Additional Buyer have declared and committed to IDBD that there are no agreements or understandings between them regarding the joint ownership of Clal shares that are subject to the aforementioned agreements.

The total amount of Clal shares that can be acquired by the three buyers mentioned above, to the extent that the three agreements are completed and the options are exercised, represents approximately 18% of Clal’s share capital.

As of the date of these financial statements, all previously agreed sales transactions have been consummated.

On June 28 and July 6, 2020, IDBD sold 4,791,618 Clal shares held by it through swap transactions, at an average price of approximately NIS 30 per share, representing 7.1% of the capital stock.

Additionally, on September 3, 2020, IDBD sold 2,376,527 Clal shares at an average price of NIS 32,475 per share, for a total amount of NIS 77.2 million, representing 3.5% of Clal´s capital stock.

As a result of the aforementioned transactions, as of this date, IDBD´s holding in Clal represents 4.99% of its capital stock. It no longer has swap transactions and, accordingly, it is no longer considered as Clal interested party within the context of Israel´s Securities Regulations.

On February 4, 2020, Dolphin furnished to the financial entities through which IDB carried out the swap transactions of Clal shares in August and November 2018, guarantees of approximately NIS 11 million, which shall be part of the committed deposits that IDB undertook as part of the terms of such transactions. Furthermore, on February 18, it deposited further guarantees in the amount of NIS 9 million. Following the last sale described above, the guarantees were returned.

(i)	Distribution of dividends in kind by PBC. Purchase of Mehadrin shares and acquisition of control

On December 10, 2019, PBC distributed its entire holding in Mehadrin as a dividend in kind and, as a result, DIC holds, directly, a 31.4% interest in Mehadrin. As a consequence of such transaction, Mehadrin became an associate.

In January and February 2020, DIC purchased approximately 8.8% of Mehadrin’s capital stock, for a total cost of NIS 39 (approximately Ps. 712); therefore, the interest in Mehadrin has increased from 31.4% to approximately 40.2%. Such acquisitions resulted in DIC obtaining control over Mehadrin, by the end of February, as it has the majority votes while the remaining equity interests are distributed among several shareholders.

Additionally, from April to June 2020, DIC purchased an additional 3.5% interest in Mehadrin for NIS 14 (approximately Ps. 277), increasing its interest to 43.7%.

Following the taking of control, as mentioned above, since March 9, 2020, the Group has consolidated the operations of this company.

Below is a detail of incorporated net assets and income from such transaction. The process for the assessment of the fair value of incorporated net assets has been significantly completed as of June 30, 2020 and it is expected to conclude in the first months of the fiscal year ending June 30, 2021. However, the Management does not foresee any material adjustments to the incorporated net assets detailed below:

03.31.2020
Fair value of identifiable assets and liabilities incurred
Investment properties	244
Property, plant and equipment	6,108
Intangible assets	57
Investments in associates and joint ventures	1,879
Restricted assets	164
Income tax receivables	146
Trade and other receivables	10,211
Rights of use	4,019
Derivative financial instruments	37
Inventories	2,503
Borrowings	(7,363)
Deferred income tax liabilities	(945)
Trade and other payables	(4,711)
Lease liabilities	(2,119)
Provisions	(56)
Employee benefits	(128)
Salaries and social security liabilities	(201)
Income Tax	(18)
Cash and cash equivalents	2,612
TOTAL IDENTIFIABLE NET ASSETS	12,439
Non-controlling interest	(7,443)
Negative goodwill (*)	(376)
Write-off of Investments in associates	3,908
Cash and cash equivalents	712
TOTAL CONSIDERATION	4,620

(*)	Included in “Other operating income, net”

(j)	Partial sale of equity interests in Gav-Yam

On July 1, 2019, PBC sold approximately 11.7% of Gav-Yam´s capital stock by private agreements. Following this transaction, PBC´s interest in Gav-Yam decreased from 51.7% to 40%. The consideration received for such sale was NIS 46 (approximately $ 6,949, restated as of the date of these financial statements).

Furthermore, on September 1, 2019, PBC sold an additional 5.14%, approximately, of Gav-Yam shares and, as a result, PBC´s interest in Gav-Yam decreased from 40% to 34.9%. As a consequence of such sales, PBC forfeited its right to nominate the majority members of the Board of Directors and to appoint or remove key management members. Accordingly, PBC has lost its control over Gav-Yam and has de-consolidated such investment since such date.

Below are the details of the sale:

09.30.2019
Cash received	14,261
Remediation of the fair value of the remaining interest	32,165
Total	46,426
Net assets disposed including goodwill	(28,128)
Gain from the sale of a subsidiary, net of taxes (*)	18,298

(*)	Said results are disclosed within discontinued operations, under the caption “other operating results, net”

The following table details the net assets disposed:

09.30.2019
Investment properties	155,846
Property, plant and equipment	1,061
Intangible assets	3,281
Right-of-use assets	42
Investments in associates and joint ventures	4,396
Restricted assets	378
Trade and other receivables	1,157
Investments in financial assets	13,544
Trading properties	155
Income tax credit	190
Cash and cash equivalents	10,623
TOTAL ASSETS	190,673
Borrowings	95,443
Lease liabilities	42
Deferred income tax liabilities	21,151
Trade and other payables	2,398
Employee benefits	21
Salaries and social security liabilities	63
Income tax and MPIT liabilities	125
TOTAL LIABILITIES	119,243
Non-controlling interest	43,301
Net assets written off including business key	28,128

On January 12, 2020, PBC received a communication from the Ministry of Justice of Israel questioning the loss of control of Gav-Yam in September 2019 and, accordingly, raising its objections to observance by PBC of the concentration law in Israel.

In May 2020, PBC agreed to sell approximately 4.96% of Gav-Yam´s capital stock to an unrelated third party. Therefore, its interest in Gav-Yam decreased from 34.9% to 29.9% after the consummation of the sales transaction and it was thus able to overcome the questioning from the Ministry of Justice of Israel.

(k)	Changes in equity interest in Shufersal and loss of control

On December 24, 2017, DIC sold Shufersal shares, decreasing its stake from 53.30% to 50.12%. The consideration with respect to the sale of the shares amounted to NIS 169.5 (equivalent to Ps. 2,148). Both transactions were accounted for as an equity transaction generating an increase in equity attributable to the controlling company for

Ps. 727 and Ps. 976, respectively.

On June 16, 2018, DIC announced the sale of a percentage of its stake in Shufersal to institutional investors which was completed on June 21, 2018. The percentage sold amounted to 16.56% and the net amount of the consideration was approximately NIS 848 (equivalent to Ps. 13,845), consequently DIC lost control of Shufersal, so the Group deconsolidated the subsidiary at that date.

Below are the details of the sale:

06.30.2018
Cash received	14,275
Remediation of the fair value of the remaining interest	29,271
Total	43,546
Net assets disposed including goodwill	(18,902)
Gain from the sale of a subsidiary, net of taxes (*)	24,644

(*)	Includes Ps. 5,856 as a result of the sale and Ps. 18,789 as a result of the re-measurement at the fair value of the new stake, both included in discontinued operations.

The following table details the net assets disposed:

06.30.2018
Investment properties	10,332
Property, plant and equipment	64,484
Intangible assets	16,203
Investments in associates and joint ventures	892
Restricted assets	203
Trade and other receivables	32,516
Investments in financial assets	280
Derivative financial instruments	51
Inventories	13,955
Cash and cash equivalents	12,404
TOTAL ASSETS	151,320
Borrowings	47,383
Deferred income tax liabilities	6,244
Trade and other payables	53,306
Provisions	1,025
Employee benefits	2,812
Salaries and social security liabilities	5,322
Income tax and MPIT liabilities	17
TOTAL LIABILITIES	116,109
Non-controlling interest	16,309
Net assets disposed including goodwill	18,902

Additionally, on November 27, 2018, DIC sold 7.5% of the total shares of Shufersal to institutional investors for a consideration of NIS 416 million (approximately Ps. 7,266). After this transaction, the group holding went down to 26.02% approximately. The profit for this sale was NIS 27 (approximately Ps. 430). See Note 34 regarding the sale of the entire equity interest.

(l)	Interest increase in Cellcom

On June 27, 2018, Cellcom increased its capital stock in consideration for a gross amount of NIS 280 (approximately Ps. 4,918). DIC participated in such increase and disbursed NIS 145.9 (approximately Ps. 2,561) for 6,314,200 shares.

Furthermore, in December 2018, DIC exercised 1.5 million options (Series 1) held by it in Cellcom, for an amount of NIS 31 million (approximately Ps. 527). In December 2019 and February 2020, DIC purchased Cellcom shares for NIS 19 million (approximately Ps. 357). As a consequence of the exercise of the options and the acquisition, DIC interest in Cellcom increased by 0.9%. These transactions were accounted for as equity transactions generating a decrease in the net equity attributable to the controlling company by Ps. 226, restated as of the date of these financial statements.

Additionally, on December 5, 2019, Cellcom increased its capital stock with the participation of DIC that purchased almost 50% of the shares issued. The consideration paid amounted to NIS 307 (approximately Ps. 6,011 as of such date). Cellcom issued an aggregate number of 30,600,000 common shares, 7,038,000 Series 3 Options and 6,426,000 Series 4 Options at a price of NIS 1.021 per unit (each unit will represent 100 common shares, 23 Series 3 Options and 21 Series 4 Options).

Following the participation of DIC in such issue, the interest percentage was 46.2% of the issued capital stock and approximately 48.5% of the Company´s voting rights (directly and by means of agreements executed with other shareholders of the Company).

(m)	Sale of IDBT subsidiary

On August 14, 2018, IDBT´s Board of Directors approved an agreement to sell 50% of a subsidiary of IDBT, entrusted with tourism operations for Israir, for a total price of NIS 26 (approximately Ps. 506), which transaction was consummated on December 31, 2018. Such transaction does not affect the intention to sell IDBT in its entirety. The Group evaluated maintaining the criteria to classify the investment as a discontinued operation pursuant to IFRS 5.

(n)	Agreement to sell plot of land in USA

In July 2019, a subsidiary of IDBG signed an agreement to sell a plot of land next to the Tivoli project in Las Vegas for a consideration of US$ 18 million. At this stage, no assurances may be given that the sales transaction will be completed.

(o)	Sale of Real Estate

In October 2018, a subsidiary of Ispro signed an agreement for the sale of all of its rights in real estate area of approximately 29 dunams (equivalent to 1 hectare), in which there are 12,700 square meters in the northern industrial zone in Yavneh for NIS 86 million, (equivalent to Ps.6,439). Such agreement has already been executed.

(p)	Interest increase in PBC

In December 2018 and February 2019, DIC acquired an additional 4.40% of PBC in the market for NIS 81 million (equivalent to Ps.1,435). The present transactions were accounted for as equity transactions, generating an increase in net equity attributable to the controlling company for Ps. 101, restated as of the date of these financial statements. See Note 35

(q)	Repurchase of own shares by DIC

In December 2018, DIC’s Board of Directors approved a plan to buy back DIC shares, for a period of one year, until December 2020 amounting up to NIS 120 million (approximately Ps.2,498). Acquisition of securities shall be carried out in accordance with market opportunities, dates, prices and quantities, as determined by the management of DIC, in such a way that in any event, the public holdings shall be, at any time, at least 10.1% of the total issued share capital of DIC.

Since December 2018 as of the fiscal year-end date, DIC acquired 12.2 million shares for a total amount of NIS 119 million (approximately Ps. 2,040). Additionally, in December 2018, minority shareholders of DIC exercised DIC Series 6 options for an amount of NIS 9 million (approximately Ps.174).

As a result of the operations described above, the participation of Dolphin IL in DIC increased approximately by 5.4%. The present transactions were accounted for as equity transactions generating a decrease in the equity attributable to the controlling company for Ps. 133, restated as of the date of these financial statements.

(r)	Interest increase in Elron

In November and December 2018, DIC acquired an additional 9.2% of Elron in the market for NIS 31 million (equivalent to Ps. 557). Additionally, in June 2020, Elron issued shares to the market and third parties unrelated to the Group acquired an interest in the Company in consideration for NIS 26. These transactions were accounted for as an equity transaction generating a decrease in the equity attributable to the controlling company for Ps. 64.

(s)	Interest increase in DIC

On July 5, 2018, Tyrus acquired 2,062,000 of DIC’s shares in the market for a total amount of NIS 20 million (equivalent to Ps. 490), which represent 1.35% of the Company’s outstanding shares at such date. As a result of this transaction, the Group’s equity interest has increased from 76.57% to 77.92%. This transaction was accounted for as an equity transaction generating an increase in the net equity attributable to the controlling company by Ps. 46, restated as of the date of these financial statements.

Considering was what mentioned in note 4.G. above, the stake of the Group in DIC is approximately 83.77% considering the repurchase of treasury shares.

(t)	Early payment of Ispro bonds

In August 2019, the Audit Committee and the Board of Directors of Ispro approved the full advance payment of (Tranche B) corporate bonds, traded on the TASE. The aggregate amount was NIS 131 (approximately Ps. 2,465 restated as of the date of these financial statements). The prepayment of these corporate bonds caused Ispro to become a reporting company for TASE and not a listed company.

(u)	Agreement for the sale of Ispro

On January 26, 2020, PBC executed an agreement for the sale of all Ispro shares and the rights over the loans granted by the shareholders to ISPRO in consideration for NIS 885. The consummation of the transaction is subject to approval by the Commissioner of Competition pursuant to the Law on Economic Competition, which must be given within a term of 150 days following the execution of the agreement. For this reason, the Group has reclassified the assets and liabilities as available for sale.

At the time of the execution of the agreement, the buyer made a deposit of NIS 15 into an account and undertook to deposit an additional amount of NIS 40, following completion of the due diligence process.

On March 23, 2020, the buyer contacted PBC and requested a postponement of the dates specified in the sales agreement. PBC informed the buyer that its request would be considered without detrimentally affecting PBC´s rights and obligations pursuant to the agreement. On March 26, 2020, that is, the date of completion of the due diligence process, the buyer defaulted on its obligation to deposit the second payment installment in an amount of NIS 40, into a trust account.

PBC demanded the buyer to cure its default and immediately deposit the second payment installment and proceed with the closing of the transaction in accordance with its terms, without this entailing a limitation on its rights and obligations and any consideration available for the buyer pursuant to the agreement and under the law, until April 20, 2020. Since non-compliance was not occurred until April 20, 2020, the agreement was terminated.

In April 2020, PBC executed an agreement with another buyer for NIS 800 involving all ISPRO shares and the rights over the loans granted by PBC to ISPRO. As a consequence of the agreement for the sale of ISPRO´s shares, the Group has reclassified net assets totaling Ps. 15,473 as “Group of Assets available for Sale”. Income to be recognized at the time of the consummation of the transaction shall be NIS 47 (equivalent of Ps. 842 as of the current fiscal year-end).

(v)	Cellcom- Golan Telecom Agreement

In February 2020, Cellcom, the shareholders of Golan Telecom and Golan Telecom executed a binding memorandum of understanding for the acquisition of Golan Telecom entire capital stock, for a total amount of NIS 590, payable in 2 installments (NIS 413 at the closing date of the transaction and NIS 177 within a term of 3 years following such closing date). Cellcom shall issue and deposit the Company´s shares for 8.2 million, with a trustee into a trust account (“Shares held in Trust”), as collateral.

The transaction provides for standard conditions and representations and is subject to a due diligence process to be performed by Cellcom and the relevant regulatory authorizations and approvals from material third parties. The parties shall carry out negotiations regarding a detailed agreement; however, they are bound to the memorandum of understanding, regardless of whether the agreement may be executed or not. In the event the conditions for the closing of the transaction were not satisfied before December 31, 2020, the memorandum of understanding or the detailed agreement, as applicable, shall be terminated.

See Note 40 for further information about the execution of the agreement and the grant of the respective approvals.